SCHEDULE 14A

                   Proxy Statement Pursuant to Section 14(a)
                     of the Securities Exchange Act of 1934


Filed by the Registrant                    [X]

Filed by a Party other than the Registrant [ ]


Check the appropriate box:

[ ]  Preliminary Proxy Statement

[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[X]  Definitive Proxy Statement

[X]  Definitive Additional Materials

[ ]  Soliciting Material under Rule 14a-12

                              Pioneer High Income Trust
                  (Name of Registrant as Specified in its Charter)



    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X] No fee required

                           PIONEER HIGH INCOME TRUST
                                60 State Street
                          Boston, Massachusetts 02109
                                1-800-622-3265

                   NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                        SCHEDULED FOR October 28, 2003

     This is the formal agenda for your fund's annual shareholder meeting. It tells you the matters you will be asked to vote on and the time and place of the meeting, in case you want to attend in person.

To the shareholders of Pioneer High Income Trust:
     The annual meeting of shareholders of your fund will be held at the offices of Hale and Dorr LLP, 60 State Street, 26th Floor, Boston, Massachusetts on October 28, 2003 at 2:00 p.m., Boston time, to consider the following:

    1. To elect two trustees of the fund, as named in the attached proxy statement, one by the holders of Common and Preferred Shares of the fund, voting together as a single class, and one by the holders of Preferred Shares of the fund, voting as a separate class. Each elected trustee will serve for a three year term or until a successor is elected.

    2. To consider any other business that may properly come before the meeting.

YOUR TRUSTEES RECOMMEND THAT YOU VOTE IN FAVOR OF PROPOSAL NO 1.
     Shareholders of record as of the close of business on September 4, 2003 are entitled to vote at the meeting and any related follow-up meetings.

                                 By Order of the Board of Trustees,

                                 Dorothy E. Bourassa, Secretary

Boston, Massachusetts
September 15, 2003

                              -----------------

WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE AND RETURN THE ENCLOSED PROXY.

                                                                  14131-00-0903

                              PROXY STATEMENT OF
                           PIONEER HIGH INCOME TRUST
                                60 State Street
                          Boston, Massachusetts 02109
                                1-800-622-3265

                        ANNUAL MEETING OF SHAREHOLDERS

     This proxy statement contains the information you should know before voting on the proposal summarized below.

     The fund will furnish without charge a copy of its most recent annual report and any more recent semiannual report to any shareholder upon request. Shareholders who want to obtain a copy of the fund's reports should direct all written requests to the attention of the fund, at the address listed above, or should call Pioneer Investment Management Shareholder Services at 1-800-622-3265.

                                 INTRODUCTION

     This proxy statement is being used by the Board of Trustees of your fund to solicit proxies to be voted at the annual meeting of shareholders of your fund. Participating in the meeting are the holders of common shares of beneficial interest (the "Common Shares") and the holders of preferred shares of beneficial interest (the "Preferred Shares"). The Common Shares and the Preferred Shares of the fund sometimes are referred to herein collectively as the "Shares". This meeting will be held at the offices of Hale and Dorr LLP, 60 State Street, 26th Floor, Boston, Massachusetts 02109, at 2:00 p.m., Boston time, on October 28, 2003, and at any adjournments of the meeting to a later date, for the purposes as set forth in the accompanying notice of annual meeting of shareholders.

     This proxy statement and the enclosed proxy card are being mailed to shareholders on or about September 15, 2003. The annual report for the fund for its most recently completed fiscal year was previously mailed to shareholders.

                            WHO IS ELIGIBLE TO VOTE

     Shareholders of record of the fund as of the close of business on September 4, 2003 (the "record date") are entitled to vote on all of the fund's business at the annual shareholder meeting and any adjournments thereof. The affirmative vote of a plurality of the Common and Preferred Shares of the fund present at the meeting in person or by proxy, voting together as a single class, is required to elect each nominee for trustee designated to be elected by the Common and Preferred Shares of the fund. The affirmative vote of a plurality of the Preferred Shares of the fund present at the meeting in person or by proxy is required to elect each nominee for trustee designated to be elected by the Preferred Shares of the fund. Election by plurality means those persons who receive the highest number of votes cast "FOR" up to the total number of persons to be elected as trustees at the Meeting shall be elected. Shares represented by properly executed proxies, unless revoked before or at the meeting, will be voted according to the shareholder's instructions.

If you sign a proxy but do not fill in a vote, your shares will be voted in favor of each of the nominees for trustee. If any other business comes before the annual shareholder meeting, your shares will be voted at the discretion of the persons named as proxies.

                                  PROPOSAL 1

                         ELECTION OF BOARD OF TRUSTEES

     Shareholders of the fund are being asked to consider the election of two nominees to the Board of Trustees of the fund. Each trustee shall be elected to hold office for a three year term or until his or her successor is elected and qualified. Each nominee has consented to being named in this proxy statement and indicated his or her willingness to serve if elected. In the unanticipated event that any nominee should be unable to serve, the persons named as proxies may vote for such other person as shall be designated by the fund's Board of Trustees. The persons named on the accompanying proxy card intend to vote at the meeting (unless otherwise directed) for the election of the nominees named below as trustees of the fund.

     The Declaration of Trust for the fund provides that the Board of Trustees shall consist of trustees divided into three classes, the classes to be as nearly equal in number as possible. The trustees of only one class are elected at each annual meeting so that the regular term of only one class of trustees will expire annually and any particular trustee stands for election only once in each three year period. The fund's Board of Trustees is divided into three staggered term classes - Class I, Class II and Class III. Only Class I trustees are being submitted to shareholders for election at the Meeting.

     The fund's Board of Trustees consists of eight members. The term of Class I trustees expires each year commencing with the first annual meeting following the initial public offering of the fund's Common Shares on April 30, 2002. The terms of the Class I trustees - Ms. Bush and Ms. Piret - expire at the first annual meeting following the initial public offering of the common shares (the upcoming meeting); the terms of the Class II trustees - Mr. Cogan, Dr. Egdahl and Mr. West - expire at the second annual meeting, and the terms of the Class III trustees - Ms. Graham, Mr. Hood and Mr. Winthrop - expire at the third annual meeting. Subsequently, each class of trustees will stand for election at the conclusion of its respective three year term. Such classification may prevent replacement of a majority of the trustees for up to a two-year period.

     The following table sets forth the incumbent trustees and each trustee's position(s) with the fund, his or her age, address, principal occupation and employment during the past five years and any other directorship held. Trustees who are interested persons of the fund within the meaning of the Investment Company Act of 1940, as amended, (the "1940 Act") are referred to as Interested Trustees. Trustees who are not interested persons of the fund are referred to as Independent Trustees. Each of the trustees serves as a trustee of each of the 50 U.S. registered investment portfolios for which Pioneer Investment Management, Inc. ("Pioneer") serves as investment adviser (the "Pioneer Funds"). The address of all Interested Trustees is 60 State Street, Boston, MA 02109.

                                                                                         Other
                                  Term of Office                                   Directorships Held
     Name, age, position(s)        and Length of      Principal Occupation(s)       by this Trustee
 held with the fund and address     Time Served        During Past Five Years          or Nominee
-------------------------------- ---------------- ------------------------------- -------------------
Interested Trustees:
John F. Cogan, Jr.               Class II         Deputy Chairman and a           Director of Harbor
(77)*                            Trustee since    Director of Pioneer Global      Global Company,
Chairman of the Board,           2002. Term       Asset Management S.p.A.         Ltd.
Trustee and President            expires in       ("PGAM"); Non-Executive
                                 2004.            Chairman and a Director
                                 Elected by       of Pioneer Investment
                                 Preferred        Management USA Inc.
                                 Shares only.     ("PIM-USA"); Chairman and
                                                  a Director of Pioneer and the
                                                  various Momentum Funds;
                                                  Director, Pioneer Alternative
                                                  Investments; Director and
                                                  Chairman of the Supervisory
                                                  Board of Pioneer Czech
                                                  Investment Company, a.s.;
                                                  President and a Director of
                                                  Pioneer Funds Distributor,
                                                  Inc. ("PFD"); President of all
                                                  of the Pioneer Funds; and Of
                                                  Counsel (since 2000, partner
                                                  prior to 2000), Hale and Dorr
                                                  LLP (counsel to PIM-USA
                                                  and the Pioneer Funds)

                                                                                         Other
                                  Term of Office                                   Directorships Held
     Name, age, position(s)        and Length of      Principal Occupation(s)       by this Trustee
 held with the fund and address     Time Served        During Past Five Years          or Nominee
-------------------------------- ---------------- ------------------------------- -------------------
Osbert M. Hood                   Class III        President and Chief Executive   None
(50)*                            Trustee since    Officer, PIM-USA since May,
Trustee and Executive            June 2003.       2003 (Director since January,
Vice President                   Term expires     2001); President and Director
                                 in 2005.         of Pioneer since May, 2003;
                                                  Chairman and Director of
                                                  Pioneer Investment
                                                  Management Shareholder
                                                  Services, Inc. ("PIMSS")
                                                  since May, 2003; Executive
                                                  Vice President of all of the
                                                  Pioneer Funds since June 3,
                                                  2003; Executive Vice
                                                  President and Chief Operating
                                                  Officer of PIM-USA,
                                                  November 2000 - May 2003;
                                                  Executive Vice President,
                                                  Chief Financial Officer and
                                                  Treasurer, John Hancock
                                                  Advisers, LLC, Boston, MA,
                                                  November 1999 - November
                                                  2000; Senior Vice President
                                                  and Chief Financial Officer,
                                                  John Hancock Advisers, LLC,
                                                  April 1997 - November 1999

                                                                                         Other
                                  Term of Office                                   Directorships Held
     Name, age, position(s)        and Length of      Principal Occupation(s)       by this Trustee
 held with the fund and address     Time Served        During Past Five Years          or Nominee
-------------------------------- ---------------- ------------------------------- -------------------
Independent Trustees:
Mary K. Bush                     Class I          President, Bush International   Director and/or
(55)                             Trustee since    (international financial        Trustee of Brady
Trustee                          2002. Term       advisory firm)                  Corporation
3509 Woodbine Street,            expires in                                       (industrial
Chevy Chase, MD 20815            2003.                                            identification and
                                                                                  specialty coated
                                                                                  material products
                                                                                  manufacturer),
                                                                                  Mortgage
                                                                                  Guaranty
                                                                                  Insurance
                                                                                  Corporation, R.J.
                                                                                  Reynolds Tobacco
                                                                                  Holdings, Inc.
                                                                                  (tobacco) and
                                                                                  Student Loan
                                                                                  Marketing
                                                                                  Association
                                                                                  (secondary
                                                                                  marketing of
                                                                                  student loans)

Richard H. Egdahl, M.D.          Class II         Alexander Graham Bell           None
(76)                             Trustee since    Professor of Health Care
Trustee                          2002. Term       Entrepreneurship, Boston
Boston University                expires in       University; Professor of
Healthcare Entrepreneurship      2004.            Management, Boston
Program, 53 Bay State                             University School of
Road, Boston, MA 02215                            Management; Professor of
                                                  Public Health, Boston
                                                  University School of Public
                                                  Health; Professor of Surgery,
                                                  Boston University School of
                                                  Medicine; and University
                                                  Professor, Boston University

Margaret B.W. Graham             Class III        Founding Director, The          None
(56)                             Trustee since    Winthrop Group, Inc.
Trustee                          2002. Term       (consulting firm); Professor
1001 Sherbrooke Street           expires in       of Management, Faculty of
West, Montreal, Quebec,          2005.            Management, McGill
Canada                                            University

                                                                                          Other
                                  Term of Office                                   Directorships Held
     Name, age, position(s)        and Length of      Principal Occupation(s)        by this Trustee
 held with the fund and address     Time Served        During Past Five Years          or Nominee
-------------------------------- ---------------- ------------------------------- --------------------
Marguerite A. Piret              Class I          President and Chief Executive   None
(55)                             Trustee since    Officer, Newbury, Piret &
Trustee                          2002. Term       Company, Inc. (investment
One Boston Place, 28th           expires in       banking firm)
Floor, Boston, MA 02108          2003. Elected
                                 by Preferred
                                 Shares only.

Stephen K. West                  Class II         Senior Counsel, Sullivan &      Director, The
(74)                             Trustee since    Cromwell (law firm)             Swiss Helvetia
Trustee                          2002. Term                                       Fund, Inc. (closed-
125 Broad Street, New            expires in                                       end investment
York, NY 10004                   2004.                                            company) and
                                                                                  AMVESCAP PLC
                                                                                  (investment
                                                                                  managers)

John Winthrop                    Class III        President, John Winthrop &      None
(67)                             Trustee since    Co., Inc. (private investment
Trustee                          2002. Term       firm)
One North Adgers Wharf,          expires in
Charleston, SC 29401             2005.

-------------
* Mr. Cogan and Mr. Hood are Interested Trustees because each is an officer or director of the fund's investment adviser and certain of its affiliates.

Board Committees

     The Board of Trustees has an Audit Committee, an Independent Trustees Committee, a Nominating Committee, a Valuation Committee and a Policy Administration Committee. Committee members are as follows:

Audit
     Marguerite A. Piret (Chair), Stephen K. West and John Winthrop

Independent Trustees
     Mary K. Bush, Richard H. Egdahl, Margaret B.W. Graham (Chair), Marguerite
A. Piret, Stephen K. West and John Winthrop

Nominating
     Mary K. Bush, Richard H. Egdahl (Chair) and Marguerite A. Piret

Valuation
     Marguerite A. Piret (Chair), Stephen K. West and John Winthrop

Policy Administration
     Mary K. Bush (Chair), Richard H. Egdahl and Margaret B.W. Graham

     During the most recent fiscal year, the Audit, Nominating, Valuation and Independent Trustees Committees held 11, 1, 4 and 9 meetings, respectively. The Policy Administration Committee was organized just before the end of the fiscal year and, consequently, held no meetings.

     All members of the Audit Committee are "independent", as defined in the applicable listing standard of the New York Stock Exchange currently in effect. The Board of Trustees has adopted a charter for the Audit Committee. A copy of the Audit Committee Charter in effect on August 31, 2003 is attached as Appendix A to this proxy statement. In accordance with its charter, the purposes of the Audit Committee are to:

o act as a liaison between the fund's independent auditors and the full Board of Trustees of the fund;

o discuss with the fund's independent auditors their judgments about the quality of the fund's accounting principles and underlying estimates as applied in the fund's financial reporting;

o review and assess the renewal materials of all related party contracts and agreements, including management advisory agreements, underwriting contracts, administration agreements, distribution contracts, and transfer agency contracts;

o ensure that the independent auditors submit on a periodic basis to the Audit Committee a formal written statement delineating all relationships between the auditors and the management company and its affiliates; to actively engage in a dialogue with the independent auditors with respect to any disclosed relationships or services that may impact the objectivity and independence of the independent auditors; and to recommend that the Board of Trustees take appropriate action in response to the independent auditors' report to satisfy itself of the independent auditors' independence.

To carry out its function and its purposes, the Audit Committee, among other things:

o approves the selection, retention or termination of auditors and evaluates the independence of the auditors;

o meets with the independent auditors to (i) review the arrangements for and scope of the annual audit and any special audits; (ii) discuss any matters of concern relating to the funds' financial statements, including any adjustments to such statements recommended by the auditors, or any other results of the audits; (iii) consider the auditors' comments with respect to the funds' financial policies, procedures and internal accounting controls and management's responses thereto; and (iv) review the form of opinion the auditors propose to render to the Board and shareholders; and

o considers the effect upon the fund of any changes in accounting principles or practices proposed by management or the auditors.

     The Audit Committee reports that it has (1) reviewed and discussed the fund's audited financial statements with management; (2) discussed with the independent auditors the matters relating to the quality of the fund's financial reporting; and (3) received written disclosures and an independence letter from the independent public accountants and discussed with the independent accountants that firm's independence. Based upon the review and discussions referred to above, the Audit Committee recommended to the Board of Trustees that the audited financial statements be included in the Annual Report for the fiscal year ended March 31, 2003 for filing with the Securities and Exchange Commission ("SEC").

     The Nominating Committee reviews the qualifications of any candidate recommended by the Independent Trustees to serve as an Independent Trustee and makes a recommendation regarding that person's qualifications. The Committee does not accept nominations from shareholders.

     The Valuation Committee reviews the valuation assigned to certain securities by Pioneer in accordance with the fund's valuation procedures.

     The Policy Administration Committee reviews the implementation of certain of the fund's administrative policies and procedures.

     The Independent Trustees Committee reviews the fund's management contract and other related party contracts annually and is also responsible for any other action required to be taken, under the 1940 Act, by the Independent Trustees acting alone.

     The fund's Declaration of Trust provides that the fund will indemnify the Trustees and officers against liabilities and expenses incurred in connection with any litigation in which they may be involved because of their offices with the fund, unless it is determined in the manner specified in the Declaration of Trust that they have not acted in good faith in the reasonable belief that their actions were in the best interests of the fund or that such indemnification would relieve any officer or Trustee of any liability to the fund or its shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties.

     During the fiscal year ended March 31, 2003, the Board of Trustees held 8 meetings. Each Trustee attended at least 75% of such meetings. All of the current trustees and committee members than serving attended at least 75% of the meetings of the Board of Trustees and applicable committees, if any, held during the fiscal year ended March 31, 2003. The following table indicates the value of shares that each Trustee beneficially owned in the fund and Pioneer Funds in the aggregate as of August 31, 2003. Beneficial ownership is determined in accordance with SEC rules. The share value of any closed-end Pioneer fund is based on its closing market price on August 31, 2003. The share value of any open-end Pioneer fund is based on the net asset value of the class of shares on August 31, 2003. The dollar ranges in this table are in accordance with SEC requirements.

                                                         Aggregate Dollar Range
                                                         of Equity Securities in
                                                            All Pioneer Funds
                                    Dollar Range of         Overseen or to be
                                   Equity Securities       Overseen by Trustee
Name of Trustee or Nominee            in the Fund              or Nominee
-------------------------------   -------------------   ------------------------
INTERESTED TRUSTEE or
  NOMINEE
John F. Cogan .................       over $100,000          over $100,000
Osbert M. Hood ................                None          over $100,000
INDEPENDENT TRUSTEE or
  NOMINEE
Mary K. Bush ..................                None      $10,001 - $50,000
Richard H. Egdahl .............                None     $50,000 - $100,000
Margaret B. W. Graham .........        $1 - $10,000      $10,001 - $50,000
Marguerite A. Piret ...........   $10,001 - $50,000      $10,001 - $50,000
Stephen K. West ...............        $1 - $10,000          over $100,000
John Winthrop .................                None          over $100,000

     During the most recent fiscal year ending March 31, 2003, none of the trustees or any nominee for election as a trustee of the fund engaged in the purchase or sale of securities of Pioneer, UniCredito Italiano or any other entity in a control relationship to Pioneer or Pioneer Funds Distributor, Inc. ("PFD").

Material Relationships of the Independent Trustees.

     For purposes of the statements below:

o the immediate family members of any person are their spouse, children in the person's household (including step and adoptive children) and any dependent of the person.

o an entity in a control relationship means any person who controls, is controlled by or is under common control with the named person. For example, UniCredito Italiano is an entity that is in a control relationship with Pioneer.

o a related fund is a registered investment company or an entity exempt from the definition of an investment company pursuant to Sections 3(c)(1) or 3(c)(7) of the 1940 Act, for which Pioneer or any of its affiliates act as investment adviser or for which PFD or any of its affiliates act as principal underwriter. For example, the fund's related funds include all of the Pioneer Funds and any non-U.S. funds managed by Pioneer or its affiliates.

     As of December 31, 2002, none of the Independent Trustees, nor any of their immediate family members, beneficially owned any securities issued by Pioneer, UniCredito Italiano or any other entity in a control relationship to Pioneer or PFD.

     During the past five years, none of the Independent Trustees, nor any of their immediate family members, had any direct or indirect interest (the value of which exceeded $60,000), whether by contract, arrangement or otherwise, in Pioneer, UniCredito Italiano, or any other entity in a control relationship to Pioneer or PFD.

     During the past five years, none of the Independent Trustees, nor any of their immediate family members, had an interest in a transaction or a series of transactions, or in any currently proposed transaction, or series of similar transactions, in which the aggregate amount involved exceeded $60,000 and to which any of the following were a party (each a "fund related party"):

o the fund

o an officer of the fund

o a related fund

o an officer of any related fund

o Pioneer or PFD

o an officer of Pioneer or PFD

o any affiliate of Pioneer or PFD

o an officer of any such affiliate

     During the calendar years 2001 and 2002, none of the Independent Trustees, nor any of their immediate family members, had any relationship (the value of which exceeded $60,000) with any fund related party, including, but not limited to, relationships arising out of (i) the payment for property and services,
(ii) the provision of legal services, (iii) the provision of investment banking services (other than as a member of the underwriting syndicate) or (iv) the provision of consulting services, except that Mr. West, an Independent Trustee, is Senior Counsel to Sullivan & Cromwell and acts as counsel to the Independent Trustees and the Independent Trustees of the other Pioneer Funds. The aggregate compensation paid to Sullivan & Cromwell by the fund and the other Pioneer Funds was approximately $67,000 and $53,000 in 2001 and 2002, respectively.

     During the calendar years 2001 and 2002, none of the Independent Trustees, nor any of their immediate family members, served as a member of a board of directors on which an officer of any of the following entities also serves as a director:

o Pioneer

o PFD

o UniCredito Italiano

o any other entity in a control relationship with Pioneer or PFD

     None of the fund's trustees or officers has any arrangement with any other person pursuant to which that trustee or officer serves on the Board of Trustees. During the calendar years 2001 and 2002, none of the Independent Trustees, nor any of their immediate family members, had any position, including as an officer, employee, director or partner, with any of the following:

o the fund

o any related fund

o Pioneer

o PFD

o any affiliated person of the fund, Pioneer or PFD

o UniCredito Italiano

o any other entity in a control relationship to the fund, Pioneer or PFD

Compliance with Section 16(a) Reporting Requirements

     Section 16(a) of the Exchange Act requires the fund's executive officers, trustees and person who own more than ten percent of the fund's shares ("10% Shareholders") to file reports of ownership and changes in ownership with the SEC. Executive officers, Trustees and 10% Shareholders are required by SEC regulations to furnish the fund with copies of all Section 16(a) forms they file. Based solely on a review of the copies of these reports furnished to the fund and representations that no other reports were required to be filed, the fund believes that during the past fiscal year its executive officers, trustees and 10% Shareholders complied with all applicable Section 16(a) filing requirements.

Other executive officers

     In addition to Mr. Cogan and Mr. Hood, who serve as President and Executive Vice President, respectively, of the fund, the following table provides information with respect to the other executive officers of the fund. Each executive officer is elected by the Board of Trustees and serves until his or her successor is chosen and qualified or until his or her resignation or removal by the board. The business address of all officers of the fund is 60 State Street, Boston, Massachusetts 02109.

Name, age and position with the fund                 Principal occupation(s)
-------------------------------------- --------------------------------------------------
Dorothy E. Bourassa (55)               Secretary of PIM-USA; Senior Vice President -
  Secretary                            Legal of Pioneer; and Secretary/Clerk of most of
                                       PIM-USA's subsidiaries since October 2000;
                                       Secretary of all of the Pioneer Funds since
                                       September 8, 2003 (Assistant Secretary from
                                       November 2000 to September 2003); Senior
                                       Counsel, Assistant Vice President and Director of
                                       Compliance of PIM-USA from April 1998 through
                                       October 2000.

Vincent Nave (58)                      Vice President - Fund Accounting, Administration
  Treasurer                            and Custody Services of Pioneer (Manager from
                                       September 1996 to February 1999); and Treasurer
                                       of all of the Pioneer Funds (Assistant Treasurer
                                       from June 1999 to November 2000).

Name, age and position with the fund                 Principal occupation(s)
-------------------------------------- ---------------------------------------------------
Katherine Kim Sullivan (29)            Fund Administration Manager - Fund Accounting,
  Assistant Treasurer                  Administration and Custody Services since
                                       June 2003; Assistant Vice President - Mutual
                                       Fund Operations of State Street Corporation from
                                       June 2002 to June 2003 (formerly Deutsche Bank
                                       Asset Management); Pioneer Fund Accounting,
                                       Administration and Custody Services (Fund
                                       Accounting Manager from August 1999 to
                                       May 2002, Fund Accounting Supervisor from
                                       1997 to July 1999); and Assistant Treasurer of all
                                       of the Pioneer Funds since September 8, 2003.

Luis I. Presutti (38)                  Assistant Vice President - Fund Accounting,
  Assistant Treasurer                  Administration and Custody Services of Pioneer
                                       (Fund Accounting Manager from 1994 to 1999);
                                       and Assistant Treasurer of all of the Pioneer
                                       Funds since November 2000.

Gary Sullivan (45)                     Fund Accounting Manager - Fund Accounting,
  Assistant Treasurer                  Administration and Custody Services of Pioneer;
                                       and Assistant Treasurer of all of the Pioneer
                                       Funds since May 2002.

Christopher J. Kelley (38)             Assistant Vice President and Senior Counsel of
  Assistant Secretary                  Pioneer since July 2002; Vice President and
                                       Senior Counsel of BISYS Fund Services, Inc.
                                       (April 2001 to June 2002); Senior Vice President
                                       and Deputy General Counsel of Funds Distributor,
                                       Inc. (July 2000 to April 2001; Vice President and
                                       Associate General Counsel from July 1996 to
                                       July 2000); and Assistant Secretary of all of the
                                       Pioneer Funds since September 8, 2003.

David C. Phelan (46)                   Partner, Hale and Dorr LLP and Assistant
  Assistant Secretary                  Secretary of all of the Pioneer Funds.

Compensation of trustees and officers

     The following table sets forth certain information with respect to the compensation of each trustee of the fund for the fiscal year ended March 31, 2003. The amounts paid to the trustees differ due to (i) membership on or chairing certain committees of the boards of trustees and (ii) attendance at meetings. The fund does not pay any salary or other compensation to its officers.

                                                  Pension or Retirement   Total Compensation
                                     Aggregate     Benefits Accrued as    from the Fund and
                                   Compensation        Part of Fund         Other Pioneer
Name of Trustee                      from Fund           Expenses              Funds**
--------------------------------- -------------- ----------------------- -------------------
Interested Trustees:
John F. Cogan, Jr.* .............  $   500.00           $0.00                $ 17,000.00
Daniel T. Geraci*+ ..............      500.00            0.00                  17,000.00
Osbert M. Hood*++ ...............        0.00            0.00                       0.00

Independent Trustees:
Mary K. Bush ....................  $ 1,880.84            0.00                 100,750.00
Richard H. Egdahl, M.D. .........    1,826.65            0.00                  96,500.00
Margaret B.W. Graham ............    1,880.84            0.00                 100,750.00
Marguerite A. Piret .............    2,094.43            0.00                 117,750.00
Stephen K. West .................    1,877.67            0.00                 100,750.00
John Winthrop ...................    1,917.16            0.00                 103,937.50
                                   ----------           -----                -----------
                                   $12,477.60           $0.00                $654,437.50
                                   ==========           =====                ===========

-------------
* Under the management contract, Pioneer reimburses the fund for any Interested Trustees fees paid by the fund.
** There are 50 U.S. registered investment portfolios in the Pioneer Family of Funds.
+   Mr. Geraci resigned as trustee effective April 30, 2003.
++ Mr. Hood became a trustee of the fund on June 3, 2003 and consequently received no compensation for the most recently completed fiscal year.

Investment adviser and administrator

     Pioneer, whose executive offices are located at 60 State Street, Boston, Massachusetts 02109, serves as investment adviser and administrator to the fund.

Required vote

     In accordance with the fund's declaration of trust, the holders of Common Shares and Preferred Shares will vote on the respective nominees designated to be elected by such class of shares. Ms. Bush and Ms. Piret are the current nominees for election (Ms. Bush by the holders of Common and Preferred Shares and Ms. Piret by the holders of Preferred Shares only). The affirmative vote of a plurality of the Common and Preferred Shares present at the meeting in person or by proxy, voting together as a single class, is required to elect each nominee for trustee designated to be elected by the Common and Preferred Shares and, where applicable, the affirmative vote of a plurality of the

Preferred Shares of the fund present at the meeting in person or by proxy is required to elect each nominee for trustee designated to be elected by the Preferred Shares. This means that the two nominees receiving the greatest number of votes will be elected as Class I trustees to the Board.

Recommendation
     For the reasons set forth above, the trustees of your fund unanimously recommend that shareholders vote in favor of each of the nominees.

                              AUDITOR INFORMATION

Audit fees

     The aggregate fees billed for professional services rendered by Ernst & Young LLP for its audit of the fund's annual financial statements for the fiscal year ended March 31, 2003 contained in the annual report filed by the fund were $20,000.

Financial information systems design and implementation fees

     There were no fees billed by Ernst & Young LLP for financial information system design and implementation for the fiscal year ended March 31, 2003.

All other fees

     The aggregate fees billed for all other services rendered by Ernst & Young LLP to the fund, Pioneer and any entity controlling, controlled by, or under common control with Pioneer that provides services to the fund, other than the audit fees described above, during the fiscal year ended March 31, 2003 amounted to $68,500 (tax and miscellaneous audit services to the fund).

     The Audit Committee of the Board has considered whether the provision of services, other than audit services, by Ernst & Young LLP to the fund, Pioneer and any entity controlling, controlled by, or under common control with Pioneer that provides services to the fund, is compatible with maintaining Ernst & Young LLP's independence in performing audit services.

     Representatives of Ernst & Young LLP will be available at the shareholder meeting (either in person or via telephone), will have the opportunity to make a statement should they desire to do so, and will be available to answer questions.

                      INFORMATION CONCERNING THE MEETING

Outstanding shares and quorum

     As of the record date, 26,712,192 common shares and 6,040 preferred shares (2,020 Series M, 2,020 Series W and 2,000 Series TH) of beneficial interest of the fund were outstanding. Only shareholders of record as of the record date are entitled to notice of and to vote at the meeting. The holders of one-third of the outstanding shares entitled to vote in person or by proxy, shall be a quorum for the transaction of business with respect to such class or classes.

Ownership of shares of the fund
     To the knowledge of the fund, as of the record date, the following persons owned of record or beneficially 5% or more of a class of the outstanding shares of the fund:

Record Holder                              Share Class        Number of Shares     % of Class
---------------------------------------------------------------------------------------------
Citigroup Global Markets Inc. ..........   Series M                     309           15.30
  390 Greenwich St.
  New York, NY 10013

Merrill Lynch ..........................   Series M                     396           19.60
  l4 World Financial Center                Series W                     852           42.18
  New York, NY 10080                       Series TH                  1,349           67.45

PaineWebber ............................   Series M                   1,285           63.61
  Lincoln Harbor                           Series W                     718           35.54
  800 Building                             Series TH                    651           32.55
  Weehawken, NJ 07087

Jeffries and Co. .......................   Series W                     388           19.21
  520 Madison Ave.
  11th Floor
  New York, NY 10022

Cede & Co. .............................   Common Shares         26,660,819           99.80
  Box 20
  Bowling Green Station
  New York, NY 10004-0001

Shareholder proposals
     If you wish to include a proposal in the fund's proxy statement for the 2004 annual meeting, your proposal must be received by the Secretary of the fund at the fund's principal offices at 60 State Street, Boston Massachusetts 02109 on or before May 18, 2004. A proposal that is not to be included in the fund's proxy statement may only be made at the 2004 annual meeting if it is received by the Secretary of the fund at the fund's principal offices at 60 State Street, Boston Massachusetts 02109 not more than 120 days and at least 90 days before the anniversary date of the mailing of the fund's proxy materials for this year's annual meeting provided, however, that in the event that the date of the mailing of the notice for the 2004 annual meeting is advanced or delayed by more than thirty (30) days from the anniversary date of the mailing of the notice for this year's annual meeting, notice by a shareholder to be timely must be so delivered not earlier than the close of business on the 120th day prior to the date of mailing of the notice for the 2004 annual meeting and not later than the close of business on the later of the 90th day prior to the date of mailing of the notice for the 2004 annual meeting or the 10th day following the day on which public announcement of the date of mailing of the notice for the 2004 meeting is first made by the fund.

     The submission by a shareholder of a proposal for inclusion in a proxy statement does not guarantee that it will be included. The fund currently expects to hold the next annual shareholders' meeting on or about September 28, 2004, which date is subject to change. Shareholder proposals are subject to certain regulations under the federal securities laws.

Proxies, quorum and voting at the meeting
     Any shareholder who has given his or her proxy to someone has the power to revoke that proxy at any time prior to its exercise by executing a superseding proxy or by submitting a notice of revocation to the secretary of the fund. In addition, although mere attendance at the meeting will not revoke a proxy, a shareholder present at the meeting may withdraw his or her proxy and vote in person. All properly executed and unrevoked proxies received in time for the meeting will be voted in accordance with the instructions contained in the proxies. If no instruction is given, the persons named as proxies will vote the shares represented thereby in favor of the nominees in Proposal No. 1, as described above, and will use their best judgment in connection with the transaction of such other business as may properly come before the meeting or any adjournment thereof.

     One-third of the outstanding shares entitled to vote, present in person or represented by proxy, constitutes a quorum for the transaction of business at the meeting with respect to each series or class. In the event that at the time any session of the meeting is called to order a quorum is not present in person or by proxy, the persons named as proxies may vote those proxies that have been received to adjourn the shareholder meeting to a later date. In the event that a quorum is present but sufficient votes in favor of the proposal have not been received, the persons named as proxies may propose one or more adjournments of the shareholder meeting to permit further solicitation of proxies with respect to such proposal. Any such adjournment will require the affirmative vote of more than one half of the shares of the fund present in person or by proxy at the session of the meeting to be adjourned. The persons named as proxies will vote those proxies which they are entitled to vote in favor of any such proposal in favor of such an adjournment and will vote those proxies required to be voted against any such proposal against any such adjournment. A shareholder vote may be taken on one or more of the proposals in the proxy statement prior to such adjournment if sufficient votes for its approval have been received and it is otherwise appropriate. Such vote will be considered final regardless of whether the meeting is adjourned to permit additional solicitation with respect to any other proposal.

     Shares of the fund represented in person or by proxy, including shares that abstain or do not vote with respect to a proposal, will be counted for purposes of determining whether there is a quorum at the meeting. Accordingly, an abstention from voting has the same effect as a vote against a proposal. Similarly, if a broker or nominee holding shares in "street name" indicates on the proxy card that it does not have discretionary authority to vote on a proposal and has not received instructions from the beneficial owner, those shares will be considered present and entitled to vote on that proposal. Because Proposal No. 1 is a routine matter, a "broker non-vote" has no effect on the voting.

Other business
     While the meeting has been called to transact any business that may properly come before it, the only matters that the trustees intend to present are those matters stated in the attached notice of annual meeting of shareholders. However, if any additional matters properly come before the meeting, and on all matters incidental to the conduct of the meeting, it is the intention of the persons named in the enclosed proxy to vote the proxy in accordance with their judgment on such matters unless instructed to the contrary.

Method of solicitation and expenses
     The cost of preparing, assembling and mailing this proxy statement and the attached notice of annual meeting of shareholders and the accompanying proxy card will be borne by the fund. In addition to soliciting proxies by mail, Pioneer may, at the fund's expense, have one or more of the fund's officers, representatives or compensated third-party agents, including Pioneer, PIMSS and PFD, aid in the solicitation of proxies by personal interview or telephone and telegraph and may request brokerage houses and other custodians, nominees and fiduciaries to forward proxy soliciting material to the beneficial owners of the shares held of record by such persons.

     The fund may also arrange to have votes recorded by telephone, the internet or other electronic means. The voting procedures used in connection with such voting methods are designed to authenticate shareholders' identities, to allow shareholders to authorize the voting of their shares in accordance with their instructions and to confirm that their instructions have been properly recorded. If these procedures were subject to a successful legal challenge, such votes would not be counted at the shareholder meeting. The fund is unaware of any such challenge at this time. In the case of telephone voting, shareholders would be called at the phone number the sub-transfer agent, Mellon Investor Services LLC, has in its records for their accounts, and would be asked for their Social Security number or other identifying information. The shareholders would then be given an opportunity to authorize proxies to vote their shares at the meeting in accordance with their instructions. In the case of automated telephone and internet voting, shareholders would be required to provide their Social Security number or other identifying information and would receive a confirmation of their instructions.

     Persons holding shares as nominees will be reimbursed by Pioneer, upon request, for the reasonable expenses of mailing soliciting materials to the principals of the accounts.

(September 15, 2003)

          Appendix A--Audit Committee Charter (as of April 30, 2003)

     Function. Oversight is the primary function of the Audit Committee, comprised exclusively of independent Trustees of the Pioneer Funds (the "Funds"). The management company is responsible for maintaining appropriate systems for accounting and internal controls and the independent auditor is responsible for planning and carrying out proper audits.

    Purposes. The purposes of the Audit Committee are to:

    1. act as a liaison between the Funds' independent auditors and the full Board of Trustees of the Funds;

    2. discuss with the Funds' independent auditors their judgments about the quality of the Funds' accounting principles and underlying estimates as applied in the Funds' financial reporting;

    3. review and assess the renewal materials of all related party contracts and agreements, including management advisory agreements, underwriting contracts, administration agreements, distribution contracts, and transfer agency contracts, among any other instruments and agreements that may be appropriate from time to time;

    4. review and assess from time to time, as it deems necessary and appropriate:

       (a) brokerage and soft dollar arrangements of the Funds,

       (b) the utilization of the Funds' line of credit, and

       (c) "as of" gain/loss activity of the Funds;

    5. review and approve insurance coverage and allocations of premiums between the management and the Funds and among the Funds;

    6. review and approve expenses under the Administration Agreements between the management company and the Funds and allocations of such expenses among the Funds; and

    7. ensure that the independent auditors submit on a periodic basis to the audit committee a formal written statement delineating all relationships between the auditors and the company; to actively engage in a dialogue with the independent auditors with respect to any disclosed relationships or services that may impact the objectivity and independence of the independent auditors; and to recommend that the Board of Directors take appropriate action in response to the independent auditors' report to satisfy itself of the independent auditors' independence.

     Activities. To carry out its function and its purposes, the Committee shall, as appropriate and necessary:

      (a) recommend the selection, retention or termination of auditors; and, in connection therewith, to evaluate the independence of the auditors, including whether the auditors provide any consulting services to the manager or to vendors to the Funds, whose systems are material to the Funds' operations, regarding their systems and controls; and to receive the auditors' specific representations as to their independence;

      (b) meet with the Funds' independent auditors, including private meetings, as necessary to (i) review the arrangements for and scope of the annual audit and any special audits; (ii) to discuss any matters of concern relating to the Funds' financial statements, including any adjustments to such statements recommended by the auditors, or any other results of the audits; (iii) consider the auditors' comments with respect to the Funds' financial policies, procedures and internal accounting controls and management's responses thereto; and (iv) review the form of opinion the auditors propose to render to the Board and shareholders;

      (c) consider the effect upon the Funds of any changes in accounting principles or practices proposed by management or the auditors;

      (d) review the fees charged by the auditors for audit and non-audit services;

      (e) investigate improprieties or suspected improprieties in fund operations; and

      (f) report its activities to the full Board on a regular basis and to make such recommendations with respect to the above and other matters as the Committee may deem necessary or appropriate.

     Governance and Compensation. The Committee shall be comprised of three independent Trustees of the Funds who shall be nominated and elected annually by the Board of Trustees of the Funds. Members of the Committee shall elect from among them a Chairperson, who shall preside over meetings of the Committee. Replacements for vacancies, occurring from time to time, shall be nominated and elected by the remaining Trustees of the Funds.

     The Committee shall meet on a regular basis and is empowered to hold special meetings, as circumstances require. The Committee shall meet regularly with the Treasurer of the Funds. The Committee shall have the resources and authority appropriate to discharge its responsibilities, including the authority to retain special counsel and other experts or consultants at the expense of the appropriate Funds.

     Compensation for the members of the Committee shall be determined by the Board of Trustees. It is expected that the Chairperson will receive additional compensation for her/his services as Chair.

     Initial Approval and Annual Review of Charter. This Charter is subject to approval of the Board of Trustees of the Funds. The Committee shall review this Charter at least annually and recommend any changes to the Board for its consideration.

                                      A-2


PROXY

                 PROXY FOR THE ANNUAL MEETING OF SHAREHOLDERS OF
                             PIONEER HIGH INCOME TRUST
                            TO BE HELD OCTOBER 28, 2003

I (we), the undersigned holder(s) of common shares of beneficial interest, having received notice of the meeting and management's proxy statement therefor, and revoking all prior proxies, hereby appoint John F. Cogan, Jr., Dorothy E. Bourassa, Christopher J. Kelley and David C. Phelan and each of them, my (our) attorneys (with full power of substitution in them and each of them) for and in my (our) name(s) to attend the Annual Meeting of Shareholders of my (our)fund to be held on October 28, 2003, at 2:00 p.m.(Boston time) at the offices of Hale and Dorr LLP, counsel to the fund, 60 State Street, 26th Floor, Boston, Massachusetts 02109, and any adjourned session or sessions thereof, and there to vote and act upon the following matters (as more fully described in the accompanying proxy statement) in respect of all common shares of beneficial interest of the fund which I (we) will be entitled to vote or act upon, with all the powers I (we) would possess if personally present.

IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING. THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED BY THE UNDERSIGNED.

                                                     CONTROL NUMBER:  999  9999
                                                                      9999  999



                                       NOTE: In signing, please write name(s)
                                       exactly as appearing hereon. When
                                       signing as attorney, executor,
                                       administrator or other fiduciary,
                                       please give your full title as such.
                                       Joint owners should each sign personally.

                                       _________________________________
                                       Signature


                                       _________________________________
                                       Signature of joint owner, if any


                                       _________________________________
                                       Date




        PLEASE RETURN YOUR SIGNED PROXY CARD IN THE ENCLOSED ENVELOPE

THE COMMON SHARES OF BENEFICIAL INTEREST REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED BY THE UNDERSIGNED.

IF NO DIRECTION IS GIVEN, THIS PROXY WILL BD VOTED FOR THE PROPOSAL.

THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES OF YOUR FUND AND SHOULD BE RETURNED AS SOON AS POSSIBLE IN THE ENVELOPE PROVIDED. THE BOARD RECOMMENDS THAT YOU VOTE IN FAVOR OF THE FOLLOWING:

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK.   EXAMPLE: [box]




1. To elect one Class I trustee               FOR    WITHHOLD
of the fund, as named in the
attached proxy statement, to
serve on the Board of Trustees
until a successor has been duly               [box]    [box]
elected and qualified. The
nominee for trustee is:

01.  M.K. Bush



                  PLEASE SIGN, DATE AND RETURN THIS PROXY CARD




                                                                      PHI_13563

PROXY


                 PROXY FOR THE ANNUAL MEETING OF SHAREHOLDERS OF
                             PIONEER HIGH INCOME TRUST
                            TO BE HELD OCTOBER 28, 2003

I (we), the undersigned holder(s) of preferred shares of beneficial interest, having received notice of the meeting and management's proxy statement therefor, and revoking all prior proxies, hereby appoint John F. Cogan, Jr., Dorothy E. Bourassa, Christopher J. Kelley and David C. Phelan and each of them, my (our) attorneys (with full power of substitution in them and each of them) for and in my (our) name(s) to attend the Annual Meeting of Shareholders of my (our)fund to be held on October 28, 2003, at 2:00 p.m.(Boston time) at the offices of Hale and Dorr LLP, counsel to the fund, 60 State Street, 26th Floor, Boston, Massachusetts 02109, and any adjourned session or sessions thereof, and there to vote and act upon the following matters (as more fully described in the accompanying proxy statement) in respect of all preferred shares of beneficial interest of the fund which I (we) will be entitled to vote or act upon, with all the powers I (we) would possess if personally present.

IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING. THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED BY THE UNDERSIGNED.

                                                     CONTROL NUMBER:  999  9999
                                                                      9999  999



                                       NOTE: In signing, please write name(s)
                                       exactly as appearing hereon. When
                                       signing as attorney, executor,
                                       administrator or other fiduciary,
                                       please give your full title as such.
                                       Joint owners should each sign personally.

                                       _________________________________
                                       Signature


                                       _________________________________
                                       Signature of joint owner, if any


                                       _________________________________
                                       Date




        PLEASE RETURN YOUR SIGNED PROXY CARD IN THE ENCLOSED ENVELOPE

THE PREFERRED SHARES OF BENEFICIAL INTEREST REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED BY THE UNDERSIGNED.

IF NO DIRECTION IS GIVEN, THIS PROXY WILL BD VOTED FOR THE PROPOSAL.

THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES OF YOUR FUND AND SHOULD BE RETURNED AS SOON AS POSSIBLE IN THE ENVELOPE PROVIDED. THE BOARD RECOMMENDS THAT YOU VOTE IN FAVOR OF THE FOLLOWING:

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK.   EXAMPLE: [box]




1. To elect the Class I trustees              FOR    WITHHOLD   FOR ALL
of the fund, as named in the attached         ALL    ALL        EXCEPT
proxy statement, to serve on the Board                         (as marked below)
of Trustees until their successors have
been duly elected and qualified. The          [box]    [box]       [box]
nominees for trustees are:

01.  M.K. Bush      02. M.A. Piret

To withhold authority to vote for one or more of the nominees, write the name(s) of the nominee(s) on the line below:

_______________________________________

                  PLEASE SIGN, DATE AND RETURN THIS PROXY CARD




                                                                      PHI_13563